EXHIBIT 24.1


                               Power of Attorney

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of Asbury Automotive Group, L.L.C. (the "Company"), constitutes and appoints Brian E. Kendrick and Thomas F. Gilman, as his or her true and lawful attorneys-in-fact and agents, each acting alone, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-1 (the "Registration Statement") to be filed with the Securities and Exchange Commission (the "SEC") in connection with the registration under the Securities Act of 1933, as amended (the "Securities Act"), of common stock, and any or all amendments to such Registration Statement, including post-effective amendments, and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC and other appropriate governmental agencies, and grants unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intent and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact and agents, each acting alone, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney may be executed in any number of counterparts (whether facsimile or original), each of which shall be deemed an original with respect to any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.

          IN WITNESS WHEREOF, the undersigned have duly signed this Power of Attorney this [ ] day of July, 2001.



/s/ Brian E. Kendrick
----------------------------
Brian E. Kendrick
President and Chief Executive
Officer


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/s/ Thomas F. Gilman
----------------------------
Thomas F. Gilman
Vice President and Chief
Financial Officer



/s/ Thomas R. Gibson
----------------------------
Thomas R. Gibson
Chairman and Director



/s/ Michael C. Paul
----------------------------
Michael C. Paul
Controller



/s/ Timothy C. Collins
----------------------------
Timothy C. Collins
Director



/s/ Ian K. Snow
----------------------------
Ian K. Snow
Director



/s/ John M. Roth
----------------------------
John M. Roth
Director



/s/ C.V. Jim Nalley
----------------------------
C.V. Jim Nalley
Director



/s/ B. David McDavid
----------------------------
B. David McDavid
Director



/s/ Charles B. Tomm
----------------------------
Charles B. Tomm
Director